EXHIBIT 99.1

HomeTrust Bank Completes Acquisition of Bank of America Branches

ASHEVILLE, NC, November 17, 2014 – HomeTrust Bancshares, Inc. (NASDAQ: HTBI) (the “Company”), the holding company of HomeTrust Bank, N.A., (the “Bank”) today announced that the Bank has completed its acquisition of ten branch banking operations in Southwest Virginia and Eden, North Carolina from Bank of America Corporation.

The purchase was finalized and the branches were converted to the HomeTrust Bank system during the weekend of November 14-16 and opened for business as HomeTrust Bank branches this morning.

"We are excited to welcome our 65 new HomeTrust employees, as well as our new Virginia area customers to HomeTrust Bank,” said Dana Stonestreet, Chairman, President and CEO. “HomeTrust came to Roanoke Valley earlier this summer when we opened a commercial loan production offce and we’re pleased to expand our services and locations to better serve customers in this region.  Our ongoing market expansion further leverages capital, creates scale and increases operating efficiencies over a wider market footprint.”

For more information on HomeTrust products and services, customers can call 1-800-627-1632 or visit www.hometrustbanking.com.

About HomeTrust Bancshares, Inc.

HomeTrust Bancshares, Inc. is the holding company for HomeTrust Bank, N.A. As of September 30, 2014, the Company had assets of $2.21 billion. The Bank, founded in 1926, is a nationally chartered, community-focused financial institution committed to providing value added community banking through its 45 locations in North Carolina (including the Asheville metropolitan area, the “Piedmont” region, Charlotte, and a loan production office in Raleigh), Upstate South Carolina (Greenville), East Tennessee (including Kingsport/Johnson City, Knoxville, and Morristown) and Southwest Virginia (including the Roanoke Valley). The Bank is the 7th largest community bank headquartered in North Carolina.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.” Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include expected cost savings, synergies and other financial benefits from our recent acquisitions might not be realized within the expected time frames or at all, and costs or difficulties relating to integration matters might be greater than expected; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in HomeTrust’s latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.hometrustbanking.com and on the SEC’s website at www.sec.gov. Any of the forward-looking statements that we make in this presentation or our SEC filings are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us and could negatively affect our operating and stock performance.

WEBSITE: WWW.HOMETRUSTBANCSHARES.COM

Contact:
Dana L. Stonestreet – Chairman, President and Chief Executive Officer
Tony J. VunCannon – Senior Vice President, Chief Financial Officer, and Treasurer
828-259-3939